UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2008

K-Fed Bancorp
(Exact name of registrant as specified in its charter)

Federal                                            000-50592                                            20-0411486
                          (State or other jurisdiction of incorporation)      (Commission File No.)         (I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA                                                                                                                      91724
                      (Address of principal executive offices)                                                                                                                 (Zip Code)

            Registrant's telephone number, including area code:                                                                                          (626) 339-9663

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On January 26, 2008, K-Fed Bancorp’s Board of Directors authorized a stock repurchase plan to repurchase up to 10% of its outstanding publicly held common stock, or 508,788 shares in the open market, in block trades or in privately negotiated transactions depending on market conditions.  Any repurchased shares will be treated as treasury stock and will be available for general corporate purposes.

A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1 – K-Fed Bancorp press release dated January 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

K-FED BANCORP

Date: January 30, 2008                                                                                      By: /s/ Kay M. Hoveland
             Kay M. Hoveland
             President and Chief Executive Officer

EXHIBIT 99.1

PRESS RELEASE

K-FED BANCORP
1359 N. Grand Avenue
Covina, California 91722-5107

FOR IMMEDIATE RELEASE

For Additional Information Contact:
Kay Hoveland, President/CEO
Dustin Luton, Chief Financial Officer
(626) 339-9663

K-FED BANCORP AUTHORIZES NEW STOCK REPURCHASE PLAN

Covina, California – January 30, 2008 – K-Fed Bancorp’s (NASDAQ: KFED) Board of Directors authorized a stock repurchase plan to repurchase up to 10% of its outstanding publicly held common stock, or 508,788 shares in the open market, in block trades or in privately negotiated transactions depending on market conditions.  Any repurchased shares will be treated as treasury stock and will be available for general corporate purposes.

FORWARD-LOOKING STATEMENTS:

STATEMENTS CONTAINED IN THIS NEWS RELEASE THAT ARE NOT HISTORICAL FACTS MAY CONSTITUTE FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED), WHICH INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND IS INCLUDING THIS STATEMENT FOR PURPOSES OF INVOKING THESE SAFE HARBOR PROVISIONS. THE COMPANY'S ABILITY TO PREDICT RESULTS OR THE ACTUAL EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. FACTORS WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON THE OPERATIONS AND FUTURE PROSPECTS OF THE COMPANY AND KAISER FEDERAL BANK INCLUDE, BUT ARE NOT LIMITED TO, CHANGES IN INTEREST RATES, GENERAL ECONOMIC CONDITIONS, LEGISLATIVE/REGULATORY CHANGES, MONETARY AND FISCAL POLICIES OF THE U.S. GOVERNMENT, INCLUDING THE U.S. TREASURY AND THE FEDERAL RESERVE BOARD, THE QUALITY OR COMPOSITION OF THE COMPANY'S LOAN OR INVESTMENT PORTFOLIOS, DEMAND FOR LOAN PRODUCTS, DEPOSIT FLOWS, COMPETITION, DEMAND FOR FINANCIAL SERVICES IN THE COMPANY'S MARKET AREA, THE POSSIBLE SHORT-TERM DILUTIVE EFFECT OF POTENTIAL ACQUISITIONS AND ACCOUNTING PRINCIPLES, POLICIES AND GUIDELINES. THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS.